Exhibit 10(g)(g)(g)

                                                       SERVICE PACKAGE NO. 24377
                                                                 AMENDMENT NO.

                FIRM GAS TRANSPORTATION AGREEMENT (For Use Under
                          Rate Schedule FT-A or FT-G )


THIS AGREEMENT is made and entered into as of the 1st day of November,1999, by and between MIDWESTERN GAS TRANSMISSION COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and ROANOKE GAS COMPANY, an VIRGINIA Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall be collectively referred to as "Parties."

                                   WITNESSETH:

That, in consideration of the premises and of the mutual agreements herein contained, Transporter and Shipper agree as follows:

                             ARTICLE I - DEFINITIONS

The definitions found in Article 1 of Transporter's General Terms and Conditions are incorporated herein by reference.

                           ARTICLE II - TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily, on a firm basis, at Eligible Receipt Point(s), from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity and deliver to or for the account of Shipper to authorized Delivery Point(s) an equivalent quantity of gas.

                  ARTICLE III - POINTS OF RECEIPT AND DELIVERY
                            AND ASSOCIATED PRESSURES

3.1 The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit A attached hereto. Shipper shall have access to secondary receipt and delivery points as specified in the applicable rate schedule (FT-A or FT-G) pursuant to which Shipper's volumes are being transported. Priority of transportation to such secondary points shall be determined in accord with Article III, Section 5 of the General Terms and Conditions of Transporter's tariff.

3.2 Shipper may request a change to the Primary Points of Receipt and/or Primary Points of Delivery provided in this Agreement by submitting to Transporter a Service Request

                                                     SERVICE PACKAGE NO. 24377
                                                              AMENDMENT NO.

                FIRM GAS TRANSPORTATION AGREEMENT (For Use Under
                          Rate Schedule FT-A or FT-G )


        Form in accord with Article XXV of the General Terms and Conditions of Transporter's FERC Gas Tariff. Priority of transportation service to such additional Points of Receipt and/or Delivery shall be determined pursuant to Article III, Section 5 of the General Terms and Conditions.

3.3 Shipper shall deliver, or cause to be delivered, to Transporter the gas to be transported hereunder at pressures sufficient to deliver such gas into Transporter's system at the Receipt Point(s), provided such pressure shall not exceed Transporter's maximum allowable operating pressure. Transporter shall deliver the gas to be transported hereunder to or for the account of Shipper at the pressures existing in Transporter's system at the Delivery Point(s)

                             ARTICLE IV - FACILITIES

        All facilities are in place to render the service provided for in this Agreement.
                                       or
(If facilities are contemplated to be constructed, a brief description of the facilities will be included, as well as who is to construct, own and/or operate such facilities.)

        ARTICLE V - QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENTS

For all gas received, transported, and delivered hereunder, the Parties agree to the quality specifications and standards for measurement as provided for in the General Terms and Conditions of Transporter's FERC Gas Tariff. Transporter shall be responsible for the operation of measurement facilities at the Delivery Point(s) and at the Receipt Point(s). In the event that measurement facilities are not operated by Transporter, then the responsibility for operations shall be deemed to be that of the Balancing Party at such point. If measurement facilities are not operated by Transporter and there is no Balancing Party at such point, then the responsibility for operations shall be deemed to be Shipper's.

                         ARTICLE VI - RATES FOR SERVICE

6.1 Transportation Charge - Commencing on the date of the rates, charges and surcharges to be paid by Shipper to Transporter, including compensation for system fuel and losses, shall be in accordance with Transporter's applicable effective Rate Schedule (FT-A or FT-G) and the General Terms and Conditions of Transporter's Tariff.

                                                     SERVICE PACKAGE NO. 24377
                                                              AMENDMENT NO.

                FIRM GAS TRANSPORTATION AGREEMENT (For Use Under
                          Rate Schedule FT-A or FT-G )


6.2 Incidental Charges - Upon execution of this Agreement, Shipper agrees to pay Transporter for all known and anticipated filing fees, reporting fees or similar charges required for the rendition of the transportation service provided for herein. Further, Shipper agrees to reimburse Transporter for all such fees within thirty (30) days after receiving proof of payment from Transporter.

6.3 Changes in Rates and Charges - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates, charges, terms and conditions applicable to service pursuant to the Rate Schedule under which this service is rendered, (b) the Rate Schedule(s) pursuant to which service hereunder is rendered, and (c) any provisions of the General Terms and Conditions in Transporter's FERC Gas Tariff applicable to those Rate Schedules, as such Tariff may be revised or replaced from time to time. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

               ARTICLE VII - RESPONSIBILITY DURING TRANSPORTATION

As between the Parties hereto, it is agreed that from the time gas is delivered by Shipper to Transporter at the Receipt Point(s) and prior to delivery of such gas to or for the account of Shipper at the Delivery Point(s), Transporter shall have the unqualified right to commingle such gas with other gas in its system and shall have the unqualified right to handle and treat such gas as its own.

                      ARTICLE VIII - BILLINGS AND PAYMENTS

Billings and payments under this Agreement shall be in accordance with the terms and conditions of Transporter's FERC Gas Tariff as such Tariff may be revised or replaced from time to time.

                         ARTICLE IX - RATE SCHEDULES AND
                          GENERAL TERMS AND CONDITIONS

This Agreement and all terms and provisions contained or incorporated herein are subject to the effective provisions of Transporter's applicable Rate Schedule(s) as set forth on Exhibit A

                                                      SERVICE PACKAGE NO. 24377
                                                               AMENDMENT NO.

                FIRM GAS TRANSPORTATION AGREEMENT (For Use Under
                          Rate Schedule FT-A or FT-G )


and Transporter's General Terms and Conditions on file with the FERC, or other duly constituted authorities having jurisdiction, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC, which Rate Schedule(s) and General Terms and Conditions are incorporated by reference. To the extent a term or condition set forth in this Contract is inconsistent with the General Terms and Conditions, the General Terms and Conditions shall govern. Furthermore, to the extent a term or condition set forth in this Contract is inconsistent with the applicable Rate Schedule, the Rate Schedule shall govern unless the relevant provision is inconsistent with General Terms and Conditions.

                             ARTICLE X - REGULATION

10.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules, and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval or authorization is not so obtained or continued.

        All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

10.2    The transportation service described herein shall be provided subject to
        Part 284, Subpart G of the FERC regulations.

10.3 In the event the Parties are unable to obtain all necessary and satisfactory regulatory approvals for service on facilities prior to the expiration of two (2) years from the effective date hereof, then, prior to receipt of such regulatory approvals, either Party may terminate this Agreement by giving the other Party at least thirty (30) days prior written notice, and the respective obligations hereunder, except for the provisions of Section 6.2 herein, shall be of no force and effect from and after the effective date of such termination.

                             ARTICLE XI - WARRANTIES

Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses, and expenses (including reasonable attorneys fees) arising from

                                                   SERVICE PACKAGE NO. 24377
                                                           AMENDMENT NO.

                FIRM GAS TRANSPORTATION AGREEMENT (For Use Under
                          Rate Schedule FT-A or FT-G )


or out of breach of any warranty, express or implied, by the Shipper herein. Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                         ARTICLE XII - TERM OF AGREEMENT

12.1 This Agreement shall become effective on the date of its execution, and shall be implemented no later than the first day of the month following the later of the date of execution or the completion of any necessary facilities on Transporter's system and shall remain in full force and effect until the 31st day of October, 2019, ("Primary Term")and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement upon its termination, as required by the General Terms and Conditions of Transporter's FERC Gas Tariff, shall survive the other parts of this Agreement until such time as such balancing has been accomplished.

12.3 In addition to any other remedy Transporter may have, this Agreement will terminate automatically in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder when that amount is due, provided Transporter shall give Shipper thirty days notice prior to any termination of service. Service may continue hereunder if within the thirty day notice period satisfactory assurance of payment is made in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                             ARTICLE XIII - NOTICES

Except when notice is required through Transporter's Electronic Bulletin Board, any notice, request, demand, statement, or bill provided for in this Agreement or any notice that either

                                                     SERVICE PACKAGE NO. 24377
                                                             AMENDMENT NO.

                FIRM GAS TRANSPORTATION AGREEMENT (For Use Under
                          Rate Schedule FT-A or FT-G )


Party may desire to give to the other shall be in writing and mailed by registered mail to the post office address of the Party intended to receive the same as follows:

TRANSPORTER:          MIDWESTERN GAS TRANSMISSION COMPANY
                      P.O. Box 2511
                      Houston, Texas  77252-2511
                      Attention:  Transportation Marketing

SHIPPER:

NOTICES:              ROANOKE GAS COMPANY
                      529 Kimble Ave., N.E.
                      P.O. Box 13007
                      Roanoke, VA 24016
                      Attention:  Mike Gagnet

BILLING:              ROANOKE GAS COMPANY
                      529 Kimble Ave., N.E.
                      P.O. Box 13007
                      Roanoke, VA 24016
                      Attention:  Howard Lyon

or to such other address as either Party may designate by written notice to the other.

                            ARTICLE XIV - ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture or other instrument that it has executed or may execute hereafter as security for indebtedness. Either Party, without relieving itself of its obligations under this Agreement, may assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights and obligations hereunder, except in accord with Article XXI of the General Terms and Conditions of Transporter's Tariff.

14.2 Any person or entity that succeeds by purchase, merger, or consolidation to the properties, substantially or as an entirety, of either Party hereto shall be entitled to the

                                                    SERVICE PACKAGE NO. 24377
                                                               AMENDMENT NO.

                FIRM GAS TRANSPORTATION AGREEMENT (For Use Under
                          Rate Schedule FT-A or FT-G )


        rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                           ARTICLE XV - MISCELLANEOUS

15.1 Except for changes specifically authorized pursuant to this Agreement, no modification of or supplement to the terms and conditions hereof shall be or become effective until Shipper has submitted a request for change through Transporter's Electronic Bulletin Board and Shipper has been notified through Transporter's Electronic Bulletin Board of Transporter's agreement to such change.

15.2 No waiver by any Party of any one or more defaults by the other in the performance of any provision of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or of a different character.

15.3 The interpretation and performance of this agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to Choice of Law doctrine that refers to the laws of another jurisdiction.

15.4 Exhibit A attached hereto is incorporated herein by reference and made a part of this Agreement for all purposes.

15.5 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at Transporter's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.


MIDWESTERN GAS TRANSMISSION COMPANY


BY:s/J. P. Dickerson
   ---------------------------
         J. P. Dickerson
         Agent and Attorney-in-Fact

DATE:       6/16/98
      ------------------------

                                                   SERVICE PACKAGE NO. 24377
                                                           AMENDMENT NO.

                FIRM GAS TRANSPORTATION AGREEMENT (For Use Under
                          Rate Schedule FT-A or FT-G )



ROANOKE GAS COMPANY


BY:s/Roger L. Baumgardner
   ---------------------------
TITLE: s/VP/Sec. & Treas.
       -----------------------
DATE:          6/8/98
       -----------------------

                          GAS TRANSPORTATION AGREEMENT
                       (For use under FT-A Rate Schedule)

                                   EXHIBIT "A"
                  AMENDMENT # 0 TO GAS TRANSPORTATION AGREEMENT
                             DATED November 1, 1999
                                     BETWEEN
                       MIDWESTERN GAS TRANSMISSION COMPANY
                                       AND
                               ROANOKE GAS COMPANY

ROANOKE GAS COMPANY
EFFECTIVE DATE OF AMENDMENT: November 1, 1999
RATE SCHEDULE:  FT-A
SERVICE PACKAGE:  24377
SERVICE PACKAGE TO:  5,176 Dth

METER     METER NAME      INTERCONNECT PARTY NAME      COUNTY   ST     ZONE    R/D   LEG   METER-TO    BILL
                                                                                                        ABL
                                                                                                       E-TO
-----------------------------------------------------------------------------------------------------------


017025    NORTHERN BORDER                               WILL     IL     01     R              5,176   5,176

                                                            Total Receipt TQ:                 5,176   5,176


027086    MGT. SALES (Bi 1-7024DUAL 1-2                 SUMMER   TN     01     D              5,176   5,176



NUMBER OF RECEIPT POINTS AFFECTED: 1
NUMBER OF DELIVERY POINTS AFFECTED: 1

Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.